                                                                  EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT

          THIS MORTGAGE LOAN PURCHASE AGREEMENT (this "Agreement") is dated as of October 27, 2005, between PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC (the
"Seller") and CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC. (the "Purchaser").

          The Seller intends to sell, and the Purchaser intends to purchase, certain multifamily and commercial mortgage loans (the "Mortgage Loans")
identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as
Annex A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust
Fund"), the beneficial ownership of which will be evidenced by multiple classes
(each, a "Class") of mortgage pass-through certificates (the "Certificates").
One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing
Agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 2005, among the Purchaser, as depositor, Midland Loan Services, Inc., as master servicer (the "Master Servicer"), LNR Partners, Inc., as special servicer (the
"Special Servicer"), LaSalle Bank National Association, as trustee (the
"Trustee"), and ABN AMRO Bank N.V., as fiscal agent. Capitalized terms used herein (including the schedules attached hereto) but not defined herein (or in such schedules) have the respective meanings set forth in the Pooling and
Servicing Agreement.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $267,897,007 (the "PMCF Mortgage Loan
Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The PMCF Mortgage
Loan Balance, together with the aggregate principal balance of the Other
Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of
$3,878,244,727 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place on November 15, 2005 or such other date as shall be mutually acceptable to the parties to this Agreement (the
"Closing Date"). The consideration (the "Aggregate Purchase Price") for the
Mortgage Loans shall consist of an amount equal to (i) 98.4977% of the PMCF
Mortgage Loan Balance as of the Cut-off Date, plus (ii) $540,884, which amount represents the amount of interest accrued on the PMCF Mortgage Loan Balance, as agreed to by the Seller and the Purchaser.

          The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt by the
Seller of the Aggregate Purchase Price and satisfaction or waiver of the other conditions to closing that are for the benefit of the Seller (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Aggregate Purchase Price), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing-released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds and any escrow, reserve or comparable accounts related to the Mortgage Loans, subject, in the case of any other
Mortgage Loan that is part of a Loan Combination, to the rights of the holder(s)
of any of the mortgage loan(s) in the related Loan Combination in such proceeds and reserve or comparable accounts, and further subject to that certain
Servicing Rights Purchase Agreement, dated as of November 15, 2005, between the
Master Servicer and the Seller.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

          (c) No later than the Closing Date, the Seller shall, on behalf of the
Purchaser, deliver to the Trustee (with a copy to the Master Servicer and the
Special Servicer within ten Business Days of the Closing Date) the documents and instruments specified below under clauses (i), (ii), (vii), (ix)(A) and (xi)(D)
and shall, not later than the date that is 30 days after the Closing Date, deliver to the Trustee the remaining documents and instruments specified below with respect to each Mortgage Loan that is a Serviced Mortgage Loan (the documents and instruments specified below, collectively, the "Mortgage File").
All Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the Closing Date. The Mortgage File for each Mortgage Loan that is a Serviced Mortgage Loan shall contain the following documents:

               (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "LaSalle Bank National Association, as trustee for the registered holders of CD 2005-CD1 Commercial Mortgage Trust, Commercial
     Mortgage Pass-Through Certificates, Series 2005-CD1" or

                                        2

     in blank (or a lost note affidavit and indemnity with a copy of such
     Mortgage Note attached thereto);

               (ii) an original or a copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated
     thereon or certified by the applicable recording office;

               (iii) an original or a copy of any related Assignment of Leases
     (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

               (iv) an original executed assignment, in recordable form (except for any missing recording information and, if delivered in blank, the name of the assignee), of (A) the Mortgage, (B) any related Assignment of Leases
     (if such item is a document separate from the Mortgage) and (C) any other recorded document relating to the Mortgage Loan otherwise included in the
     Mortgage File, in favor of "LaSalle Bank National Association, as trustee for the registered holders of CD 2005-CD1 Commercial Mortgage Trust,
     Commercial Mortgage Pass-Through Certificates, Series 2005-CD1" (and, in
     the case of a Serviced Loan Combination, also on behalf of the related
     Non-Trust Loan Noteholder(s)), or in blank;

               (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
     (iv) above), in favor of "LaSalle Bank National Association, as trustee for the registered holders of CD 2005-CD1 Commercial Mortgage Trust, Commercial
     Mortgage Pass-Through Certificates, Series 2005-CD1" (and, in the case of a
     Serviced Loan Combination, also on behalf of the related Non-Trust Loan
     Noteholder(s)), or in blank;

               (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

               (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

               (viii) any filed copies (bearing evidence of filing) or other evidence of filing reasonably satisfactory to the Purchaser of any prior
     UCC Financing Statements in favor of the originator of the Mortgage Loan or in favor of any assignee prior to the

                                        3

     Trustee (but only to the extent the Seller had possession of such UCC
     Financing Statements when it was to deliver the subject Mortgage File on or prior to the Closing Date) and, if there is an effective UCC Financing
     Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC
     Financing Statement assignment, in form suitable for filing in favor of
     "LaSalle Bank National Association, as trustee for the registered holders of CD Commercial Mortgage Trust, Commercial Mortgage Pass-Through
     Certificates, Series 2005-CD1" (and, in the case of any Serviced Loan
     Combination, also on behalf of the related Non-Trust Loan Noteholder(s)), as assignee, or in blank;

               (ix) an original or a copy of any (A) Ground Lease and ground lessor estoppel, (B) loan guaranty or indemnity, (C) secured creditor environmental insurance policy or (D) lease enhancement policy;

               (x) any intercreditor, co-lender or similar agreement relating to permitted debt of the Mortgagor;

               (xi) copies of any (A) loan agreement, (B) escrow agreement, (C)
     security agreement or (D) letter of credit relating to the Mortgage Loan;
     and

               (xii) with respect to each Non-Trust Loan that is part of a
     Serviced Loan Combination, all of the above documents with respect to such
     Non-Trust Loan and the related Loan Combination Intercreditor Agreement;
     provided that a copy of the Mortgage Note relating to each such Non-Trust
     Loan, rather than the original, shall be provided, and no endorsements to such note shall be provided.

          (d) The Seller shall take all actions reasonably necessary to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the
Pooling and Servicing Agreement, including bearing the out-of-pocket costs and expenses of the Trustee in connection with the performance by the Trustee of its recording, filing and delivery obligations pursuant to Section 2.01(d) of the
Pooling and Servicing Agreement.

          (e) All documents and records (except draft documents, attorney-client privileged communications and internal correspondence, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations and other underwriting analysis of the Seller) relating to, and necessary for the servicing and administration of, each Mortgage Loan (other than the Outside Serviced Mortgage Loan) and in the Seller's possession that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

          (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the

                                        4

Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the Master Servicer.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

               (i) The Seller is a limited liability company organized and validly existing and in good standing under the laws of the State of
     Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this
     Agreement;

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

               (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
     Agreement will not (A) violate the Seller's operating agreement or bylaws,
     (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

               (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

                                        5

               (v) The Seller is not a party to or bound by any agreement or instrument or subject to any operating agreement or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

               (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this
     Agreement or the consummation of the transactions contemplated by this
     Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

               (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

               (viii) Under generally accepted accounting principles ("GAAP")
     and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
     Purchaser in exchange for consideration consisting of the Aggregate
     Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

          (b) The Seller hereby makes, on the date hereof and on the Closing
Date, the representations and warranties contained in Schedule I and Schedule II hereto with respect to each Mortgage Loan, for the benefit of the Purchaser, which representations and warranties are subject to the exceptions set forth on
Schedule III.

          (c) If the Seller receives written notice of a Document Defect or a
Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement
relating to a Mortgage Loan, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the
REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or
Breach, provided the Seller receives such notice in a timely manner), if such
Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of actual losses and any Additional Trust
Fund Expenses directly resulting therefrom or, if such Document Defect or Breach
(other than

                                        6

omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period, or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period
(and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution
Shortfall Amount in connection therewith; provided, however, that, if a Document
Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such
Document Defect or Breach within such 90-day period, then unless such Document
Defect or Breach would cause the Mortgage Loan not to be a Qualified Mortgage, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute for the related Mortgage Loan); and
provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period. For a period of two years from the Closing
Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is an uncured Document Defect, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such
Document Defect remains uncured and as to the actions being taken to pursue cure.

          No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of the Trust Fund. Periodic Payments due with respect to any Qualified
Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund and shall be remitted to the Seller promptly following receipt.

          (d) If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is a
Crossed Loan, and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other
Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to each other
Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for the remaining Crossed Loan(s)
in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan
Repurchase Criteria and satisfy all other criteria for substitution or repurchase, as applicable, of Mortgage Loans set forth herein or in the Pooling and Servicing Agreement. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document
Defect or Breach exists or to repurchase or substitute for all of the Crossed
Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld). To the extent that the Seller is required to

                                        7

purchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Purchaser continues to hold any other Crossed Loans in such
Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including, with respect to the Purchaser, the Primary Collateral securing the
Crossed Loans still held by the Purchaser, so long as such exercise does not materially impair the ability of the other party to exercise its remedies against its Primary Collateral.

          If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary
Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage
Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents or, if not specified in the related Mortgage Loan documents, on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation
(including but not limited to recoverable attorney fees) shall be paid by the
Seller.

          Notwithstanding any of the foregoing provisions of this Section 3(d), if there is a Document Defect or Breach (which Document Defect or Breach shall materially and adversely affect the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released or substituted pursuant to the terms of any partial release or substitution provisions in the related Mortgage Loan documents (and such Mortgaged Property(ies) are, in fact, released or substituted) and, to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the Master Servicer, the Special
Servicer, the Trustee or the Trust Fund in connection with such release or substitution, (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the related Mortgage Loan documents and the
Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) each
Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the
Certificates rated by it to be qualified, downgraded or withdrawn.

          (e) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a
Servicing

                                        8

Officer certifying as to the receipt of the Purchase Price or Substitution
Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified
Substitute Mortgage Loan(s) to the Custodian and the Master Servicer,
respectively, if applicable, (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased
Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the
Custodian, the Master Servicer and the Special Servicer shall each tender to the
Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage
Loan possessed by it, and (iii) the Master Servicer and the Special Servicer
shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loans.

          (f) Without limiting the remedies of the Purchaser, the
Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Document Defect in a Mortgage File or any
Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3.

          SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage
Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

          (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (i) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (ii) other laws relating to or affecting the rights of creditors generally, or (iii) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (c) Except as may be required under federal or state securities laws
(and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the
Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

                                        9

          (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (i) any term or provision of the
Purchaser's operating agreement or bylaws, (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (iii) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a
sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of the Aggregate Purchase Price.

          (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

          (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

          SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin Brown & Wood LLP, New
York, New York on the Closing Date.

          The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Section 3(a) and Section 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the
Closing Date;

          (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser,

                                       10

the Seller, the Underwriters, the Initial Purchasers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (c) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the
Master Servicer pursuant to Section 2 of this Agreement;

          (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall each have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;
and

          (f) Letters from the independent accounting firms of Ernst & Young LLP and PriceWaterhouse Coopers LLP in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus and Prospectus Supplement, respectively.

          Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

          (a) This Agreement duly executed by the Purchaser and the Seller;

          (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the
Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (c) An officer's certificate from the Seller, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

                                       11

          (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that (i) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus
Supplement, as of the date of the Prospectus Supplement or as of the Closing
Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or the Seller or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage
Loans or the Seller, in light of the circumstances under which they were made, not misleading, and (ii) such officer has examined the Specified Portions of the
Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage
Loans or the Seller, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement
shall consist of Annexes A-1, A-2, A-3, A-4, A-5 and B thereto (insofar as the information contained in such annexes relates to the Mortgage Loans), the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with such Annexes A-1, A-2, A-3, A-4, A-5 and B) and the following sections of the Prospectus Supplement (to the extent they relate to the Seller or the Mortgage Loans and exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement): "Summary of Prospectus Supplement--Relevant
Parties--Mortgage Loan Sellers," "Summary of Prospectus Supplement--The
Underlying Mortgage Loans and the Mortgaged Real Properties," "Risk
Factors--Risks Related to the Underlying Mortgage Loans," and "Description of
the Mortgage Pool." The "Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement and "Summary of the Offering
Memorandum--Relevant Parties--Mortgage Loan Sellers".

          (e) The certificate of formation and operating agreement of the
Seller, and a certificate of good standing of the Seller issued by the State of
Delaware not earlier than sixty (60) days prior to the Closing Date;

          (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), relating to certain corporate and enforceability matters and reasonably satisfactory to the
Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial
Purchasers and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

          (g) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the sale of the Mortgage Loans by the Seller to the Purchaser.

          SECTION 7. Costs. The Seller shall pay (or shall reimburse the
Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage

                                       12

that the PMCF Mortgage Loan Balance represents as of the Cut-off Date Pool
Balance, the exact amount of which shall be as set forth in or determined pursuant to the memorandum of understanding, to which the Seller and the
Purchaser (or affiliates thereof) are parties, with respect to the transactions contemplated by this Agreement): (i) the costs and expenses of delivering the
Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus and Memorandum relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees);
(iv) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the
Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the
Purchaser and the Seller with respect to numerical information in respect of the
Mortgage Loans and the Certificates included in the Prospectus, the Memorandum and any related Computational Materials or ABS Term Sheets, including in respect of the cost of obtaining any "comfort letters" with respect to such items; (vii)
the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue
Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue
Sky" survey and in connection with any determination of the eligibility of the
Certificates for investment by institutional investors and the preparation of any legal investment survey; (viii) the expenses of printing any such "Blue Sky"
survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Underwriters and the Initial Purchasers. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

          SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the
Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform
Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage
Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate
Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper

                                       13

shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the
Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the
Pooling and Servicing Agreement, and in connection therewith the Seller authorizes the Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

          SECTION 9. Covenants of Purchaser. The Purchaser shall provide the
Seller with all forms of Disclosure Materials (including the final form of the
Memorandum and the preliminary and final forms of the Prospectus Supplement)
promptly upon any such document becoming available.

          SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

          SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

                                       14

          SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES,
OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO
INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW SHALL APPLY TO THIS AGREEMENT.

          SECTION 15. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

          SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 17. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters and the Initial Purchasers (as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

          SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the
Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase

                                       15

obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

          SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP and PriceWaterhouse Coopers LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

          SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

                                       16

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                            SELLER

                                            PRUDENTIAL MORTGAGE CAPITAL
                                               FUNDING, LLC

                                            By: /s/ Emanuel Chrysoulakis
                                                --------------------------------
                                                Name: Emanuel Chrysoulakis
                                                Title: Vice President

                                            Address for Notices:

                                            100 Mulberry Street
                                            Four Gateway Center, 8th Floor
                                            Newark, New Jersey 07102
                                               Attention of: John C. Kelly, Esq.
                                            Telecopier No.: (973) 802-2662
                                               Telephone No.: (973) 802-6261

                                            PURCHASER

                                            CITIGROUP COMMERCIAL MORTGAGE
                                            SECURITIES INC.

                                            By: /s/ Angela Vleck
                                                --------------------------------
                                                Name: Angela Vleck
                                                Title: Vice President

                                            Address for Notices:

                                            388 Greenwich Street
                                            New York, New York 10013

                                            Telecopier No.: 212-816-8307
                                            Telephone No.: 212-816-8087

                        MORTGAGE LOAN PURCHASE AGREEMENT

                                   SCHEDULE I

                 GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

          1. The information pertaining to each Mortgage Loan set forth in the
     Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

          2. As of the date of its origination, such Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for thereunder, complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan, including those pertaining to usury.

          3. Immediately prior to the sale, transfer and assignment to the
     Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage
     Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

          4. The proceeds of such Mortgage Loan have been fully disbursed
     (except if such Mortgage Loan is a Mortgage Loan as to which a portion of the funds disbursed are being held in escrow or reserve accounts) and there is no requirement for future advances thereunder by the Mortgagee.

          5. Each related Mortgage Note, Mortgage, Assignment of Leases (if any)
     and other agreement executed by the Mortgagor in connection with such
     Mortgage Loan is a legal, valid and binding obligation of the related
     Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (a) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (b) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no

                                       I-1

     provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

          6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such
     Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

          7. Each related assignment of Mortgage and assignment of Assignment of
     Leases from the Seller to the Trustee constitutes the legal, valid and binding assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors'
     rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each
     Mortgage and Assignment of Leases is freely assignable.

          8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in representation (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title
     Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b)
     covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged
     Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
     Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in representation
     (12) below or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged
     Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
     Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property,
     (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the
     Mortgaged Property or the security

                                       I-2

     intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property.
     Except with respect to cross-collateralized and cross-defaulted Mortgage
     Loans and Mortgage Loans that are part of a Loan Combination, there are no mortgage loans that are senior or pari passu with respect to the related
     Mortgaged Property or such Mortgage Loan.

          9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording) in all public places necessary at the time of the origination of each Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the
     Mortgaged Property owned by a Mortgagor and located on the related
     Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

          10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

          11. To the Seller's actual knowledge as of the Cut-off Date, and to the Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable mortgage loans by the Seller, each related Mortgaged Property was free and clear of any material damage
     (other than deferred maintenance for which escrows were established at origination) that would materially and adversely affect the value of such
     Mortgaged Property as security for the Mortgage Loan and to the Seller's actual knowledge as of the Cut-off Date there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

                                       I-3

          12. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (and, in the case of a
     Mortgage Loan that is part of a Loan Combination, in the original
     (aggregate, if applicable) principal amount of the other mortgage loan(s)
     constituting the related Loan Combination) after all advances of principal
     (as set forth on the Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the
     Seller or its successors or assigns is the named insured of such policy;
     such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record; such policy is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid; no material claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to a public road or (b) against any loss due to encroachments of any material portion of the improvements thereon.

          13. As of the date of its origination, all insurance coverage required under each related Mortgage was in full force and effect with respect to each related Mortgaged Property, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged
     Property is located, and with respect to a fire and extended perils insurance policy, was in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or (ii) the original principal balance of the Mortgage Loan (and, in the case of a Mortgage Loan that is part of a
     Loan Combination, in the original (aggregate, if applicable) principal amount of the other mortgage loan(s) constituting the related Loan
     Combination), and in any event, in an amount necessary to prevent operation of any co-insurance provisions, and, except if such Mortgaged Property is operated as a mobile home park, such Mortgaged Property is also covered by business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, 6 months); and as of the
     Cut-off Date, to the actual knowledge of the Seller, all insurance coverage required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, is in full force and effect with respect to each related Mortgaged Property; and all premiums due and payable through the Closing Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller. Except for certain amounts not greater than amounts which would be considered prudent by a commercial and multifamily mortgage lending institution with respect to a similar mortgage loan and which are set

                                       I-4

     forth in the related Mortgage, any insurance proceeds in respect of a casualty loss are required to be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) to the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent commercial and multifamily mortgage lending institutions for similar loans. The Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged
     Property, in an amount customarily required by prudent commercial and multifamily mortgage lending institutions.

          The insurance policies contain a standard mortgagee clause naming the holder of the related Mortgage, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy, and provide that they are not terminable without 30 days prior written notice to the Mortgagee (or, with respect to non-payment, 10 days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the
     Mortgagee to require insurance as described above, and permits the
     Mortgagee to purchase such insurance at the Mortgagor's expense if
     Mortgagor fails to do so.

          14. Other than payments due but not yet 30 days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent)
     which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Schedule I or in any paragraph of Schedule II; and the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or
     Mortgage Note, except for a written waiver contained in the related
     Mortgage File being delivered to the Purchaser, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such
     Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

          15. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

                                       I-5

          16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment
     Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

          17. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related
     Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage or other Mortgage Loan document.

          18. Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (a)
     substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and
     such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (b) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan (i) as of the
     Testing Date, or (ii) as of the Closing Date. For purposes of the previous sentence, (A) the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to such Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (B) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (1) such
     Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (2) such
     "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the
     Testing Date shall be the date upon which the latest such "significant modification" occurred.

          19. One or more environmental site assessments, updates or transaction screens thereof were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), updates or transaction screens referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase
     I Environmental Site Assessment Process Designation: E 1527-00, as
     recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not

                                       I-6

     been subsequently addressed in all material respects, then either (i) an escrow greater than 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the related Mortgagor has covenanted in the
     Mortgage Loan documents to perform such work), (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation,
     (iii) the related Mortgagor has provided a secured creditor environmental insurance policy (in which case such Mortgage Loan is identified on Annex A to this Schedule I), (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.

          20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar laws affecting the rights of creditors and the application of principles of equity.

          21. At the time of origination and, to the actual knowledge of Seller as of the Cut-off Date, no Mortgagor is a debtor in, and no Mortgaged
     Property is the subject of, any state or federal bankruptcy or insolvency proceeding.

          22. Except with respect to any Mortgage Loan that is part of a Loan
     Combination, each Mortgage Loan is a whole loan and contains no equity participation by the Seller or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest in the related Mortgagor.

          23. Subject to certain exceptions, which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement,
     (a) the related Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death or incapacity of a member, general partner or shareholder of the related

                                       I-7

     Mortgagor, transfers of less than a controlling interest in a mortgagor, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in the Mortgagor or an affiliate thereof, transfers among affiliated Mortgagors with respect to cross-collateralized and cross-defaulted Mortgage Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan, such as pledges of ownership interest that do not result in a change of control) or a substitution or release of collateral is effected other than in the circumstances specified in representation (26)
     below, or (b) the related Mortgaged Property is encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

          24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

          25. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12-month period prior to the related origination date.

          26. Since origination, no material portion of the related Mortgaged
     Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage
     Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to Mortgage Loans (a) which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities" within the meaning of Treasury Regulation Section 1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans (or portions thereof) in accordance with their terms,
     (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the Mortgage Loan, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property or the portion thereof that is being released, (d) which permit the related Mortgagor to substitute a replacement property in compliance with REMIC Provisions or (e) which permit the release(s) of unimproved out-parcels or other portions of the
     Mortgaged Property that will not have a material adverse affect on the underwritten value of the security for the Mortgage Loan or that were not allocated any value in the underwriting during the origination of the
     Mortgage Loan, the terms of the related Mortgage do not provide for release of any portion of the Mortgaged Property from the lien of the Mortgage except in consideration of payment in full therefor.

          27. To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, an architect's letter or zoning consultant's report or based upon other due diligence considered reasonable by prudent commercial and multifamily mortgage lending institutions in the area where the

                                       I-8

     applicable Mortgaged Property is located, as of the date of origination of such Mortgage Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (a) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (b)
     would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

          28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related
     Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property
     (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the
     Mortgaged Property or related Mortgagor's use and operation of such
     Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged
     Property to any material and adverse extent (unless affirmatively covered by title insurance).

          29. With respect to at least 95% of the Seller's Mortgage Loans (by principal balance) having a Cut-off Date Balance in excess of 1% of the
     Initial Pool Balance, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged
     Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

          30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage
     Note or the Mortgage.

          31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the
     Mortgage Loan documents or the current use of the Mortgaged Property.

          32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

                                      I-9

          33. Except with respect to any Mortgage Loan that is part of a Loan
     Combination, the related Mortgage Note is not secured by any collateral that secures a mortgage loan that is not in the Trust Fund and each
     Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

          34. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the
     Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such insurance policy is in full force and effect.

          35. All escrow deposits and payments required pursuant to the Mortgage
     Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, and to the extent not disbursed or otherwise released in accordance with the related Mortgage Loan documents, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

          36. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage
     Loan, the related Mortgagor was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged
     Property, and, as of the Cut-off Date, the Seller has no actual knowledge that the related Mortgagor was not in possession of such licenses, permits and authorizations.

          37. The origination (or acquisition, as the case may be) practices used by the Seller or its affiliates with respect to the Mortgage Loan have been in all material respects legal and the servicing and collection practices used by the Seller or its affiliates with respect to the Mortgage
     Loan have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

          38. Except for any Mortgage Loan secured by a Mortgagor's leasehold interest in the related Mortgaged Property, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged
     Property.

          39. The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor accepts responsibility for fraud and/or other intentional material misrepresentation. The Mortgage Loan documents for each Mortgage
     Loan provide that the related Mortgagor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation

                                      I-10

     awards or breach of the environmental covenants in the related Mortgage
     Loan documents.

          40. Subject to the exceptions set forth in representation (5), the
     Assignment of Leases set forth in the Mortgage or separate from the related
     Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

          41. With respect to such Mortgage Loan, any prepayment premium constitutes a "customary prepayment penalty" within the meaning of Treasury
     Regulations Section 1.860G-1(b)(2).

          42. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (a) no earlier than two years after the Closing Date, and (b) only with substitute collateral constituting "government securities" within the meaning of
     Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. In addition, if such
     Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related
     Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies'
     fees, accounting fees and attorneys' fees), and provide that the related
     Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (i) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (ii) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (iii) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the
     REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

          43. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the
     Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

          44. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

          45. Except with respect to any Mortgage Loan that is part of a Loan
     Combination, none of the Mortgaged Properties are encumbered, and none of the

                                      I-11

     Mortgage Loan documents permit the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage
     (other than Title Exceptions, taxes, assessments and contested mechanics and materialmen's liens that become payable after the after the Cut-off
     Date of the related Mortgage Loan).

                                      I-12

                             ANNEX A (TO SCHEDULE I)

  Mortgage Loans as to Which the Related Mortgagor Obtained a Secured Creditor
                         Environmental Insurance Policy.

     [NONE]

                                      I-13

                                   SCHEDULE II

                   GROUND LEASE REPRESENTATIONS AND WARRANTIES

          With respect to each Mortgage Loan secured by a leasehold interest
(except with respect to any Mortgage Loan also secured by a fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

          1. Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than 30 days after the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

          2. Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such ground lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

          3. Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (a) an event of default occurs under the Ground Lease, (b) notice thereof is provided to the mortgagee and (c) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

          4. To the actual knowledge of the Seller, at the Closing Date, such
     Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (a) there is no material default, and
     (b) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

          5. The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The ground lease or ancillary agreement further provides that no notice of default given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the ground lease or ancillary agreement.

          6. The ground lease (a) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

          7. A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground

                                      II-1

     lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

          8. Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date.

          9. Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related
     Mortgaged Property, with the mortgagee or a trustee appointed or approved by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest
     (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan).

          10. The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution.

          11. The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                      II-2

                                  SCHEDULE III

               EXCEPTIONS TO GENERAL MORTGAGE REPRESENTATIONS AND
                      WARRANTIES (SET FORTH IN SCHEDULE I)

EXCEPTION TO REPRESENTATION 2 (COMPLIANCE WITH LAW)

--------------------------------------------------------------------------------
        MORTGAGE LOAN                               EXCEPTION
--------------------------------------------------------------------------------
All Mortgage Loans               If not exempt from such requirements, each
                                 Mortgage Loan complied with the requirements of
                                 such laws to the extent necessary for the
                                 lender to obtain the practical realization of
                                 the rights and benefits set forth in the
                                 related loan documents, subject to the
                                 exceptions set forth in representation (5).
--------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION 6 (NO OFFSET)

--------------------------------------------------------------------------------
        MORTGAGE LOAN                               EXCEPTION
--------------------------------------------------------------------------------
All Mortgage Loans               This representation is made subject to the
                                 exceptions set forth in representation (5).
--------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION 13 (INSURANCE)

--------------------------------------------------------------------------------
        MORTGAGE LOAN                               EXCEPTION
--------------------------------------------------------------------------------
All Mortgage Loans               Each Mortgaged Property is covered by
                                 comprehensive general liability insurance in an
                                 amount not less than $1 million.
--------------------------------------------------------------------------------
Loan No. 225 (Gardena Capri      The related Mortgaged Property has a PML of 38%
Apartments)                      and a PL of 19% but is not covered by
                                 earthquake insurance; however the lender
                                 obtained a recourse guaranty from the borrower
                                 and the guarantor that covers costs associated
                                 with partial or total damage to the Mortgaged
                                 Property as a result of an earthquake, up to
                                 the amount of the original indebtedness plus
                                 other costs and expenses permitted to be
                                 secured by the mortgage.
--------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION 14 (NO DEFAULT)

--------------------------------------------------------------------------------
        MORTGAGE LOAN                               EXCEPTION
--------------------------------------------------------------------------------
All Mortgage Loans               The loan documents for each Mortgage Loan
--------------------------------------------------------------------------------

                                      III-1

--------------------------------------------------------------------------------
                                 do not expressly state that "no Person or party
                                 other than the holder of such Mortgage Note may
                                 declare an event of default or accelerate the
                                 related indebtedness under either of such
                                 Mortgage or Mortgage Note."
--------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 16 (MORTGAGE RATE)

--------------------------------------------------------------------------------
        MORTGAGE LOAN                               EXCEPTION
--------------------------------------------------------------------------------
Loan No. 54 (Altamont Avenue)    Under the conditions specified in the related
                                 loan documents, in the event that, on February
                                 1, 2006, "base rent collections" for any
                                 preceding calendar month during the term of the
                                 Mortgage Loan have not been at least
                                 $151,615.00 or more for at least one calendar
                                 month, then the interest rate will on (and
                                 including) February 5, 2006 and for so long as
                                 the Mortgage Loan remains outstanding
                                 hereunder, be increased by ten (10) basis
                                 points; provided, however, that in the event
                                 that the borrower deposits with the lender a
                                 letter of credit meeting the conditions
                                 specified in the related loan documents on or
                                 before February 5, 2006, then the interest rate
                                 will be increased by five (5) basis points
                                 instead of ten (10) basis points on February 5,
                                 2006. In addition, in the event that on August
                                 1, 2006, "base rent collections" for any
                                 preceding calendar month during the term of the
                                 Mortgage Loan have not been at least
                                 $151,615.000 or more for at least one calendar
                                 month, then the interest rate will, on (and
                                 including) August 5, 2006 and for so long as
                                 the Mortgage Loan remains outstanding
                                 hereunder, be increased by fifteen (15) basis
                                 points; provided, however, that in the event
                                 that the borrower deposits with the lender a
                                 letter of credit meeting the conditions
                                 specified in the related loan documents, then
                                 the interest rate will increased by ten (10)
                                 basis points instead of fifteen (15) basis
                                 points on August 5, 2006. Thereafter, unless
                                 and until "base rent collections" have been at
                                 least $151,615.000 or more for at least one
                                 calendar month during the remaining term of the
                                 Mortgage Loan, then the interest rate will, on
                                 (and including) November 5th, February 5th, May
                                 and August 5th of each
--------------------------------------------------------------------------------

                                      III-2

--------------------------------------------------------------------------------
                                 year for so long as the Mortgage Loan remains
                                 outstanding, be increased by ten (10) basis
                                 points on each such date. In conjunction with
                                 any such increase of the interest rate, the
                                 remaining principal balance of the Mortgage
                                 Loan will be reamortized for the remaining term
                                 of the Mortgage Loan based on the number of
                                 months contained in the original amortization
                                 schedule for the Mortgage Loan less the number
                                 of monthly payments of principal and interest
                                 actually made by the borrower.
--------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 23 (DUE-ON-SALE)

--------------------------------------------------------------------------------
        MORTGAGE LOAN                               EXCEPTION
--------------------------------------------------------------------------------
Loan No. 35 (Rockaway Center)    The borrower has existing debt in the original
                                 principal amount of $5,000,000, secured by a
                                 pledge of its equity interests, to EGDC
                                 Rockaway, Inc.

                                 The partners or members of the related borrower
                                 are permitted to transfer their interest to a
                                 third party so long as Richard Baker, Robert
                                 Baker or another person acceptable to the
                                 lender maintains a controlling interest in such
                                 borrower.
--------------------------------------------------------------------------------
Loan No. 71 (Overlook at         An equity owner of the borrower has existing
Causey Lane Apartments)          debt in the original principal amount of
                                 $2,700,000, secured by a pledge of its limited
                                 partnership interests, to Les Schwab Profit
                                 Sharing Retirement Trust.
--------------------------------------------------------------------------------
Loan No. 6 (Florence Mall)       The loan documents permit the equity owner of
                                 the related borrower to incur mezzanine debt
                                 subject to satisfaction of various conditions
                                 specified in such documents.
--------------------------------------------------------------------------------

                                      III-3

            EXCEPTIONS TO GROUND LEASE REPRESENTATIONS AND WARRANTIES
                           (SET FORTH IN SCHEDULE II)

                                     [NONE]

                                      III-4

                                     ANNEX A

                             MORTGAGE LOAN SCHEDULE

                                       A-1

                                 SCHEDULE I PMCF

             MORTGAGE     LOAN
   LOAN        LOAN      GROUP
  NUMBER      SELLER     NUMBER          LOAN / PROPERTY NAME                    PROPERTY ADDRESS                CITY       STATE
-----------------------------------------------------------------------------------------------------------------------------------

    6          PMCF        1     Florence Mall                        2028 Florence Mall                     Florence        KY
    23         PMCF        2     Shelter Cove Apartments              537 Tranquil Court                     Odenton         MD
    35         PMCF        1     Rockaway Center                      Mount Pleasant Avenue                  Rockaway        NJ
    46         PMCF        1     Bedrosian 1515 Winston               1515 and 1517 E. Winston Road          Anaheim         CA
    54         PMCF        1     Altamont Avenue                      1400 Altamont Avenue                   Rotterdam       NY
    71         PMCF        2     Overlook at Causey Lane Apartments   11408 S.E. 90th Avenue                 Portland        OR
    74         PMCF        1     Mullica Hill Plaza                   141 & 143 Bridgeton Pike               Mullica Hill    NJ
    90         PMCF        1     5353 Wayzata                         5353 Wayzata Boulevard                 St. Louis Park  MN
   123         PMCF        1     Blossom Hill Plaza                   1317-1345 Blossom Hill Road            San Jose        CA
   128         PMCF        1     2150 Post Road                       2150 Post Road                         Fairfield       CT
   175         PMCF        2     Southgate Apartments                 701-747, 801-841, 821 Southgate Drive  State College   PA
   199         PMCF        1     Center Lake Business Park            14101 West U.S. Highway 290            Austin          TX
   206         PMCF        2     Hawthorne Chateau Apartments         3505 W. 139th Street                   Hawthorne       CA
   214         PMCF        1     Brookhaven Walgreen's                4098 Edgmont Avenue                    Brookhaven      PA
   225         PMCF        2     Gardena Capri Apartments             13501 Van Ness Avenue                  Gardena         CA

                                         CUT-OFF          CROSS
                                           DATE       COLLATERALIZED               MASTER
   LOAN                                 PRINCIPAL        (MORTGAGE     MORTGAGE   SERVICING   ARD LOAN
  NUMBER    ZIP CODE      COUNTY         BALANCE        LOAN GROUP)      RATE      FEE RATE  (YES/NO)?     ARD
------------------------------------------------------------------------------------------------------------------

    6        41042    Boone            101,766,252.38       No          4.9530%    0.0200%       No
    23       21113    Anne Arundel      32,000,000.00       No          5.1400%    0.0200%       No
    35       07866    Morris            24,000,000.00       No          5.7600%    0.0850%       No
    46       92805    Orange            19,681,676.36       No          5.5500%    0.0700%      Yes     10/01/15
    54       12303    Genessee          18,000,000.00       No          5.4400%    0.0300%       No
    71       97266    Clackamas         13,500,000.00       No          5.0100%    0.0200%       No
    74       08062    Gloucester        13,114,352.94       No          5.9400%    0.0300%      Yes     04/01/15
    90       55416    Hennepin          11,400,000.00       No          5.3500%    0.0200%       No
   123       95118    Santa Clara        8,991,877.44       No          5.6700%    0.0700%       No
   128       06824    Fairfield          8,880,631.01       No          5.2000%    0.0200%       No
   175       16801    Centre County      5,588,269.48       No          5.3800%    0.0200%       No
   199       78737    Hays               3,692,315.48       No          5.4200%    0.0200%       No
   206       90250    Los Angeles        3,068,151.46       No          5.0900%    0.0200%       No
   214       19015    Delaware           2,891,431.34       No          5.5300%    0.0700%      Yes     09/05/14
   225       90249    Los Angeles        1,322,049.02       No          5.0900%    0.0200%       No

                                                                     INTEREST
                                                                      RESERVE
                                  ADDITIONAL                         MORTGAGE
   LOAN                            INTEREST                            LOAN                        GRACE PERIOD
  NUMBER                        RATE AFTER ARD                       (YES/NO)?     LOAN TYPE      (DAYS) (NOTE 5)
-------------------------------------------------------------------------------------------------------------------

    6                                                                   Yes         Balloon              0
    23                                                                  Yes     Partial IO/Balloon       0
    35                                                                  Yes     Partial IO/Balloon       0
    46     Greater of Initial Interest Rate + 2% or Treasury Rate + 2%  Yes           ARD                5
    54                                                                  Yes     Partial IO/Balloon       0
    71                                                                  Yes     Partial IO/Balloon       0
    74     Greater of Initial Interest Rate + 2% or Treasury Rate + 2%  Yes           ARD                5
    90                                                                  Yes     Partial IO/Balloon       0
   123                                                                  Yes         Balloon              0
   128                                                                  Yes         Balloon              0
   175                                                                  Yes         Balloon              0
   199                                                                  Yes         Balloon              0
   206                                                                  Yes         Balloon              0
   214     Greater of Initial Interest Rate + 2% or Treasury Rate + 2%  Yes           ARD                0
   225                                                                  Yes         Balloon              0

                                                                     PERIODIC
                                                                      PAYMENT
                                  SCHEDULED                          ON FIRST     ORIGINAL TERM       REMAINING
   LOAN                            MATURITY                          DUE DATE     TO MATURITY /   TERM TO MATURITY /
  NUMBER                           DATE/ARD                        AFTER CLOSING  ARD (MONTHS)       ARD (MONTHS)
-------------------------------------------------------------------------------------------------------------------

    6                              09/10/12                          544,631.92        84                82
    23                             10/10/15                          137,066.67       120               119
    35                             10/05/15                          115,200.00       120               119
    46                             10/01/35                          112,473.22       120               119
    54                             09/05/15                           81,600.00       120               118
    71                             09/05/15                           56,362.50       120               118
    74                             04/01/35                           78,632.20       120               113
    90                             09/05/15                           50,825.00       120               118
   123                             10/05/15                           52,065.06       120               119
   128                             09/10/15                           48,870.87       120               118
   175                             09/05/15                           31,375.85       120               118
   199                             09/05/15                           20,822.86       120               118
   206                             09/05/15                           16,676.82       120               118
   214                             09/05/30                           17,860.53       108               106
   225                             09/05/15                            7,185.94       120               118

                                    STATED                              STATED
                                   ORIGINAL                           REMAINING
                                 AMORTIZATION                        AMORTIZATION    DEFEASANCE
   LOAN                              TERM                                TERM           LOAN            BORROWER'S
  NUMBER                           (MONTHS)                            (MONTHS)       (YES/NO)?         INTEREST
----------------------------------------------------------------------------------------------------------------------

    6                                360                                 358             Yes           Fee Simple
    23                               360                                 360             Yes           Fee Simple
    35                               360                                 360             Yes           Fee Simple
    46                               360                                 359             Yes           Fee Simple
    54                               360                                 360             Yes           Fee Simple
    71                               360                                 360             Yes           Fee Simple
    74                               360                                 353             Yes           Fee Simple
    90                               360                                 360              No           Fee Simple
   123                               360                                 359             Yes           Fee Simple
   128                               360                                 358             Yes           Fee Simple
   175                               360                                 358             Yes           Fee Simple
   199                               360                                 358             Yes           Fee Simple
   206                               360                                 358             Yes           Fee Simple
   214                               300                                 298             Yes           Fee Simple
   225                               360                                 358             Yes           Fee Simple

                                                                                                        ESCROWED
   LOAN                                                                PROPERTY        LOCKBOX         ANNUAL REAL
  NUMBER                        PROPERTY SIZE                         SIZE TYPE       (YES/NO)?       ESTATE TAXES
----------------------------------------------------------------------------------------------------------------------

    6                                                       298,078       SF       Hard                             0
    23                                                          300     Units      None                       211,733
    35                                                      241,937       SF       Hard                       792,300
    46                                                      375,000       SF       Springing Hard                   0
    54                                                      210,464       SF       None                       721,260
    71                                                          276     Units      None                             0
    74                                                       82,735       SF       Springing Hard              44,476
    90                                                      114,620       SF       None                             0
   123                                                       48,445       SF       None                       171,455
   128                                                       50,108       SF       None                       129,968
   175                                                          152     Units      None                       108,336
   199                                                       60,606       SF       None                        77,399
   206                                                           58     Units      None                        26,672
   214                                                       13,855       SF       Springing Hard                   0
   225                                                           28     Units      None                        13,415

                                                                           ESCROWED
                                                         ESCROWED         REPLACEMENT
                          ESCROWED                     REPLACEMENT      RESERVES CURRENT
   LOAN                    ANNUAL                        RESERVES            ANNUAL
  NUMBER                  INSURANCE                  INITIAL DEPOSIT        DEPOSIT
----------------------------------------------------------------------------------------

    6                                            0                    0               0
    23                                      75,403              500,000          75,000
    35                                      43,414                    0          15,600
    46                                           0                    0               0
    54                                      63,457                    0               0
    71                                           0                    0               0
    74                                      20,007                    0          13,020
    90                                           0                    0               0
   123                                      13,859                    0          12,108
   128                                           0                    0               0
   175                                      83,238                    0          53,196
   199                                       7,041                    0           9,096
   206                                      16,666                    0          14,496
   214                                           0                    0           3,744
   225                                       6,834                    0           9,096

   LOAN
  NUMBER                                        ESCROWED TI/LC RESERVES INITIAL DEPOSIT
-----------------------------------------------------------------------------------------------------------------------------------

    6                                                                                                                            0
    23                                                                                                                         NAP
    35                                                                                                                   4,000,000
    46                                                                                                                           0
    54                                     400,000 LOC (Vacant Space Credit Enhancement) 100,000 LOC (Vacant Space Leasing Reserve)
    71                                                                                                                         NAP
    74                                                                                                                           0
    90   565,000 (Leasing Reserve), 167,590 (Northco Capital Reserve), 89,695 (Financial Independents), 19,175 (Lions Gate Reserve)
   123                                                                                                                     175,000
   128                                                                                                                     450,000
   175                                                                                                                         NAP
   199                                                                                                                           0
   206                                                                                                                         NAP
   214                                                                                                                           0
   225                                                                                                                         NAP

                                                                                                INITIAL
                                                                                               DEFERRED             INITIAL
   LOAN                                                                                       MAINTENANCE        ENVIRONMENTAL
  NUMBER               Escrowed TI/LC Reserves Current Annual Deposit                           DEPOSIT             DEPOSIT
-----------------------------------------------------------------------------------------------------------------------------

    6                                                                          0                       0                0
    23                                                                       NAP                       0                0
    35                                                                         0                       0                0
    46                                                                         0                       0                0
    54                                                                         0                       0                0
    71                                                                       NAP                       0                0
    74                                                                         0                       0                0
    90                                                                    69,600                       0                0
   123                                                                         0                  29,600                0
   128                                                                         0                       0                0
   175                                                                       NAP                  59,563                0
   199           54,000, LOC in the amount of $80,000 may replace escrowed funds                       0                0
   206                                                                       NAP                  31,300                0
   214                                                                         0                       0                0
   225                                                                       NAP                   2,363                0

                                                                             ENVIRONMENTAL
   LOAN                                                                        INSURANCE
  NUMBER           HOLDBACK RESERVE                      LOC                     POLICY
-------------------------------------------------------------------------------------------

    6
    23
    35
    46
    54                                       Yes, $100,000 LOC for TI/LC
    71
    74
    90
   123
   128
   175
   199
   206
   214
   225